Other reserves	6 Months Ended
Jun. 30, 2024
Disclosure of reserves within equity [abstract]
Other reserves	Other reserves

	As at 30.06.24	As at 31.12.23
	£m	£m
Currency translation reserve	3,587	3,671
Fair value through other comprehensive income reserve	(1,635)	(1,366)
Cash flow hedging reserve	(3,797)	(3,707)
Own credit reserve	(702)	(240)
Other reserves and treasury shares	1,665	1,565
Total	(882)	(77)
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.
As at 30 June 2024, there was a cumulative gain of £3,587m (December 2023: £3,671m gain) in the currency translation reserve, a loss during the period of £84m (2023: loss of £1,101m) inclusive of tax credit of £4m (2023: £9m). This principally reflects the appreciation of GBP against EUR and JPY offset by GBP depreciating against USD during H1 2024, in contrast to the strengthening of GBP against USD and EUR during 2023.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the total of unrealised gains and losses on fair value through other comprehensive income investments since initial recognition.
As at 30 June 2024 there was a cumulative loss of £1,635m (December 2023: £1,366m loss) in the reserve. The loss during the period of £269m (2023: £194m gain) was principally driven by a £185m loss (2023: £299m gain) from the movement in fair value of bonds due to change in bond yields and a net gain of £186m transferred to the income statement (2023: £26m gain) and tax credit of £101m (2023: tax charge of £78m).
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.
As at 30 June 2024, there was a cumulative loss of £3,797m (December 2023: £3,707m loss) in the cash flow hedging reserve. The £90m loss in the period (2023: £3,528m gain) is driven by a £1,057m loss (2023: £3,120m gain) from fair value movements on interest rate swaps as major interest rate forward curves increased (2023: decreased), this was offset by £939m of accumulated losses transferred to the income statement (2023: £1,750m losses) and a tax benefit of £28m (2023: tax charge of £1,342m).
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
As at 30 June 2024 there was a cumulative loss of £702m (December 2023: £240m loss) in the own credit reserve, the loss of £462m during the period (2023: loss of £707m) principally reflects a £635m loss (2023: loss of £983m) from the tightening of credit spreads partially offset by tax credit of £173m (2023: tax credit of £273m).
Other reserves and treasury shares
Other reserves relate to redeemed ordinary and preference shares issued by the Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Group’s various share schemes.
As at 30 June 2024, there was a cumulative gain of £1,665m (December 2023: £1,565m gain). This principally reflects an increase of £97m (December 2023: increase of £209m) due to the repurchase of 389m shares (December 2023: 837m) as part of the share buybacks conducted in 2024 followed by £3m gain (December 2023: £8m loss) on account of decrease in treasury shares balance held in relation to employee share schemes.